VIRTUS Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—98.1%
Communication Services—8.5%
Netflix, Inc.(1)	26,520	$ 9,162
Trade Desk, Inc. (The) Class A(1)	458,000	27,897
		37,059

Consumer Discretionary—28.1%
Airbnb, Inc. Class A(1)	109,600	13,634
Amazon.com, Inc.(1)	206,800	21,360
Global-e Online Ltd.(1)	239,900	7,732
MercadoLibre, Inc.(1)	24,620	32,451
On Holding AG Class A(1)	218,100	6,768
Tesla, Inc.(1)	165,975	34,433
Wingstop, Inc.	37,265	6,841
		123,219

Financials—1.5%
Block, Inc. Class A(1)	94,900	6,515
Health Care—10.2%
Exact Sciences Corp.(1)	246,100	16,688
Natera, Inc.(1)	65,650	3,645
Repligen Corp.(1)	23,050	3,881
Seagen, Inc.(1)	52,075	10,544
Veeva Systems, Inc. Class A(1)	53,450	9,823
		44,581

Industrials—8.2%
Axon Enterprise, Inc.(1)	78,400	17,628
Shoals Technologies Group, Inc. Class A(1)	134,600	3,067
Uber Technologies, Inc.(1)	450,000	14,265
Xometry, Inc. Class A(1)	76,200	1,141
		36,101

Information Technology—39.4%
Advanced Micro Devices, Inc.(1)	115,900	11,359
ASML Holding N.V. Registered Shares	11,000	7,488
BILL Holdings, Inc.(1)	141,500	11,481
Cadence Design Systems, Inc.(1)	20,100	4,223
	Shares	Value

Information Technology—continued
Cloudflare, Inc. Class A(1)	30,800	$ 1,899
Crowdstrike Holdings, Inc. Class A(1)	42,900	5,888
DoubleVerify Holdings, Inc.(1)	351,000	10,583
Enphase Energy, Inc.(1)	63,000	13,248
First Solar, Inc.(1)	35,000	7,613
NVIDIA Corp.	88,870	24,685
Palo Alto Networks, Inc.(1)	44,000	8,789
Paylocity Holding Corp.(1)	42,700	8,488
ServiceNow, Inc.(1)	23,800	11,060
Shopify, Inc. Class A(1)	459,200	22,014
Snowflake, Inc. Class A(1)	93,400	14,411
Sprout Social, Inc. Class A(1)	159,100	9,686
		172,915

Real Estate—2.2%
Zillow Group, Inc. Class C(1)	220,400	9,801
Total Common Stocks (Identified Cost $322,852)		430,191

Total Long-Term Investments—98.1% (Identified Cost $322,852)		430,191

Short-Term Investment—1.1%
Money Market Mutual Fund—1.1%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 4.619%)(2)	4,854,685	4,855
Total Short-Term Investment (Identified Cost $4,855)		4,855

TOTAL INVESTMENTS—99.2% (Identified Cost $327,707)		$435,046
Other assets and liabilities, net—0.8%		3,722
NET ASSETS—100.0%		$438,768
Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	82%
Uruguay	7
Canada	5
Israel	2
Netherlands	2
Switzerland	2
Total	100%
† % of total investments as of March 31, 2023.
The following table summarizes the value of the Fund’s investments as of March 31, 2023, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$430,191	$430,191
Money Market Mutual Fund	4,855	4,855
Total Investments	$435,046	$435,046
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2023.
There were no transfers into or out of Level 3 related to securities held at March 31, 2023.
See Notes to Schedule of Investments

VIRTUS Zevenbergen Innovative Growth Stock Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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